                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): January 11, 2008


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                   52-1518642
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS
              ------------

         In connection with the preparation of its fourth quarter financial statements, Provident Bankshares Corporation (the "Company"), issued a press release announcing that it has written down a significant portion of its REIT trust preferred securities portfolio and increased its provision for loan losses to reflect the inherent increase in loss rates in its real estate loan portfolios. The press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

         The Company has also announced that its annual meeting of stockholders will be held on April 16, 2008.

ITEM 9.01     FINANCIAL STATEMENTS AND OTHER EXHIBITS
              ---------------------------------------

       (a)    Financial Statements of Businesses Acquired: Not applicable

       (b)    Pro Forma Financial Information:  Not applicable

       (c)    Shell Company Transactions: Not applicable

       (d)    Exhibits

              Number            Description
              ------            -----------

              Exhibit 99.1      Press Release dated January 11, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROVIDENT BANKSHARES CORPORATION



                                       /s/ Robert L. Davis
                                       -----------------------------------------
                                       Robert L. Davis
                                       General Counsel and Corporate Secretary

Date: January 11, 2008






                                      -3-